                                                                    Exhibit 10.1


                         FORM OF SUBSCRIPTION AGREEMENT

                      Enviro Industrial Technologies, Inc.


Enviro Industrial Technologies, Inc.
119 West 23rd Street
Suite 508
New York, New York 10011

Gentlemen:

                  It is understood that the securities described below are being offered for sale pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and in particular, Rule 504 of Regulation D.

                  1. Offering. Enviro Industrial Technologies, Inc., a Delaware corporation (the "Company") is offering to Accredited Investors only, as that term is defined in Rule 501(a) of Regulation D of the Act, an aggregate of 10,000,000 shares of the Company's common stock at $.10 per share (the "Shares").

                  2. Subscription. The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for the number of Shares set forth on the signature pages hereof (Page 8 for an individual and joint purchasers and pages 9 and 11 for Corporations, Trusts and Partnerships). The entire purchase price is due and payable upon the execution of this Agreement and shall be paid by cash and/or promissory note, and/or a combination thereof. Checks should be make payable to the order of "Bondy & Schloss LLP, as Escrow Agent for Enviro Industrial Technologies, Inc." The Company shall have the right to reject this subscription in whole or in part.

         In order to participate in this offering, prospective investors are required to complete, sign and return to Bondy & Schloss LLP, counsel for the Company, at 6 East 43rd Street, 25th Floor, New York, New York 10017, Attn:
Gerald A. Adler, (i) two signed copies of the Subscription Agreement and all other documents required to be executed in connection with the issuance of the Shares, (the "Subscription Documents") and (ii) payment to "Bondy & Schloss as Escrow Agent for Enviro Industrial Technologies, Inc." in accordance with the terms set forth on the signature page hereof.

         The undersigned acknowledges that the Shares being purchased hereunder will not be registered under the Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of the Shares would require registration, and that the Company's reliance upon any such exemption is invariably based upon the undersigned's representations, warranties, and agreements contained in this Subscription Agreement.

         Subject to receipt of the Subscription Documents, payment for the amount indicated herein and acceptance by the Company thereof, the Company will issue the Shares in the name of each accepted Subscriber and forward them to the Subscriber at the Subscriber's address appearing on the signature page of this Subscription Agreement.

         Upon acceptance of each Subscription Agreement by the Company, Bondy & Schloss LLP, will forward the proceeds underlying this Subscription Agreement to the Company and make arrangements for the issuance of the Shares. All proceeds of the Offering will be used for working capital.


         3. Representations, Warranties and Covenants of the Subscriber

                  3.1 The Subscriber, by executing and delivering this Subscription Agreement, hereby represents and warrants to the Company:

                  (a) he and/or his attorney, accountant and/or his purchaser representative have been afforded the opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the terms and conditions of the offering and to obtain any additional information which the officers and directors possess or could acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information provided to the Subscriber by the Company.

                  (b) he either personally has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the proposed investment, or, together with his purchaser representative, and his business and tax advisors, on whose advice he has relied, had such knowledge and experience;

                  (c) he realizes that the Shares constitute a speculative investment involving a high degree of risk and he has adequate means of providing for his current needs and possible personal contingencies and he is able to bear the economic risks of the investment (i.e., he can afford a complete loss of his investment);

                  (d) he is aware that no trading market exists for the Shares and that he may not be able to readily liquidate his investment;

                  (e) he is at least 21 years of age and a bona fide resident of the state of New Jersey (not a temporary or transient resident) of that state and he has no present intention of becoming a resident of any other state or jurisdiction or an entity formed in the

                  United States doing business in the state hereinafter set forth. As a resident of the state of New Jersey, he is aware that:

                           THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY DOES NOT PASS UPON OR ENDORSE THE MERITS OF ANY PRIVATE OFFERING. NO OFFERING DOCUMENT HAS BEEN FILED WITH OR OTHERWISE APPROVED BY THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATIONS TO THE CONTRARY IS UNLAWFUL.

                           THE SHARES BEING PURCHASED HEREWITH ARE BEING PURCHASED FOR INVESTMENT AND NOT WITH THE VIEW TO OR FOR SALE IN CONNECTION WITH A DISTRIBUTION OF THE SHARES. ANY RESALE OF THE SHARES SOLD IN RELIANCE ON THE EXEMPTION PROVIDED BY N.J.S.A.49:3-50 WITHIN 12 MONTHS OF THE SALE SHALL BE PRESUMED TO BE WITH A VIEW TO DISTRIBUTION AND NOT FOR INVESTMENT, EXCEPT A RESALE PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER N.J.S.A.49:3:61, 61.1 OR TO AN ACCREDITED INVESTOR PURSUANT TO AN EXEMPTION AVAILABLE UNDER N.J.S.A.49:3:50. THE SHARES ISSUED UNDER THE EXEMPTION SET FORTH HEREIN MAY ONLY BE RESOLD PURSUANT TO REGISTRATION OR AN EXEMPTION UNDER THE UNIFORM SECURITIES LAW (1997), N.J.S.A.49:3-47.

                  (f) he is an "Accredited Investor" as that term is defined in
                  Section 2(15) of the Act and Rule 501 of Regulation D promulgated thereunder. Specifically an Accredited Investor is:

                           (i) A bank defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(3) or
                           (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement

                           Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                           (ii) A private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940.

                           (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5 million.

                           (iv) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1 million.

                           (v) A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

                           (vi) A trust, with total assets greater than $5 million not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.)

                           (vii) an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

                  (g) His overall commitment to investments which are not readily marketable is not disproportionate to his net worth, and the investment in the Shares will not cause such overall commitment to become excessive.

                  (h) The funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

                           5. Common Stock. Holders of common stock are entitled
to dividends when and as declared by the Board of Directors from funds legally available therefor and, upon liquidation, are entitled to share pro rata in any distribution to shareholders after payment of any liquidation preference to holders of preferred stock, if any. Holders of common stock have one (1) non-cumulative vote per share held as to all matters voted on by the stockholders of the Company.

                           6. Escrow Provisions -- Appointment of Escrow Agent

                           6.1. The Company and Subscriber hereby appoint the
Escrow Agent and the Escrow Agent hereby accepts its appointment as Escrow Agent pursuant to the terms and conditions hereinafter set forth.

                           6.2. The Company shall cause the Shares to be issued
in the name of the Subscriber and delivered to the Escrow Agent. Escrow Agent shall deliver the Shares to the Subscriber in accordance with the instructions of the Subscriber upon receipt by the Escrow Agent of the Purchase Price and the Shares within ten (10) days of transmission of funds to the Company by the Escrow Agent.

                           6.3. It is understood and agreed by the parties to
this Agreement as follows:

                           (a) The Escrow Agent is not and shall not be deemed to be a trustee for any party for any purpose and is merely acting as a depository and in a ministerial capacity hereunder with the limited duties herein prescribed.

                           (b) The Escrow Agent does not have and shall not be deemed to have any responsibility in respect of any instruction, certificate or notice delivered to it other than faithfully to carry out the obligations undertaken in this Agreement and to follow the directions in such instruction or notice provided in accordance with the terms hereof.

                           (c) The Escrow Agent is not and shall not be deemed to be liable for any action taken or omitted by it in good faith and may rely upon, and act in accordance with, the advice of its counsel without liability on its part for any action taken or omitted in accordance with such advice. In any event, its liability hereunder shall be limited to liability for gross negligence, willful misconduct or bad faith on its part.

                           (d) The Escrow Agent may conclusively rely upon and act in accordance with any certificate, instruction notice, letter, telegram, cablegram or other written instrument believed by it to be genuine and signed by the Company and Subscriber.

                           (e) The Company and Subscriber agree to save harmless, indemnify and defend the Escrow Agent for, from and against any loss, damage, liability, judgment, cost and expense whatsoever, including attorney's fees, suffered or incurred by it by reason of, or on account of, any misrepresentation made to it or as to its status or activities as Escrow Agent under this Agreement except for any loss, damage, liability, judgment, cost or expense resulting from gross negligence, willful misconduct or bad faith on the part of the Escrow Agent.

                           (f) The Escrow Agent shall not be required to defend any legal proceeding which may be instituted against it in respect of the subject matter of this Agreement. If any such legal proceeding is instituted against it, the Escrow Agent agrees promptly to give notice of such proceeding to the Company and Subscriber. The Escrow Agent shall not be required to institute legal proceedings of any kind.

                           (g) The Escrow Agent shall not, by act, delay, omission or otherwise, be deemed to have waived any right or remedy it may have either under this Agreement or generally, unless such waiver be in writing, and no waiver shall be valid unless it is in writing, signed by the Escrow Agent, and only to the extent expressly therein set forth. A waiver by the Escrow Agent under the terms of this Agreement shall not be construed as a bar to, or waiver of, the same or any other such right or remedy which it would otherwise have on any other occasion.

                           (h) The Escrow agent may refrain from taking any action other than keeping all property held by it in escrow if it is uncertain concerning its duties or rights under this Escrow Agreement or receives claims or demands from any person or entity or receives a final judgment by a court of competent jurisdiction if it deems that necessary or advisable.

                           7. Miscellaneous

                           7.1 All notices or other communications given or made
hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the respective address set forth herein, and to the Company at the addresses set forth above.

                           7.2 Subject herein to anything contrary hereto, this
Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts made and wholly performed in that state.

                           7.3. This Agreement constitutes the entire agreement
among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party to be bound thereby.

                           7.4 This Agreement is not transferable or assignable
by Subscriber.

                           7.5 All references in this Agreement to the
"Subscriber" shall include all parties (other than the Company) who execute this Agreement. If the Subscriber is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions for the Certificate of Corporate, Partnership, Trust and Joint Purchases at page 9 hereof. Please date and sign the certificate.

                           7.6 All pronouns and any variations thereof shall be
deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

                  8. Acceptance of Subscription. It is understood that this subscription is not binding upon the Company until the Company accepts it, and that the Company has the right to accept or reject this subscription in whole or in part in its sole and complete discretion. If this subscription is rejected in whole, the Company shall return the Payment to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other hereunder. In the event of a partial rejection of this subscription, a pro rated amount of the Payment will be returned to Subscriber, without interest.

                           IN WITNESS WHEREOF, this Agreement has been executed
by the Subscriber and by the Company on the respective dates set forth below.

Number of Shares           Price Per Share              Amount of Purchase Price

                    x           $.10            =        $
 --------------                                           -------------------

                                                 Individual Signature(s):


-----------------                                -------------------------------
Date                                             Signature of Subscriber


-----------------------                          -------------------------------
Social Security No.                              Printed Name


-----------------------                          -------------------------------
Telephone No.                                    Street


                                                 -------------------------------
                                                 City          State        Zip


                                                 -------------------------------
                                                 Signature of Co-Subscriber


                                                 -------------------------------
                                                 Printed Name


                                                 -------------------------------
                                                 Street


                                                 -------------------------------
                                                 City          State        Zip
Subscription Accepted by:

Enviro Industrial Technologies, Inc.

By:                                                  Date:
   -------------------------------------                   ---------------------
     Teodosio V. Pangia
     Chairman

         IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

Number of Shares           Price Per Share              Amount of Purchase Price

                    x           $.10            =        $
 --------------                                           -------------------
                               For Corporations, Trusts and Partnerships:


------------------                         -------------------------------------
Date                                       Printed Name of Subscriber

                                           By:
                                              ----------------------------------
                                              Signature of Authorized Signatory


-------------------------
Tax Identification No.


-------------------------                  -------------------------------------
Telephone No.                              Printed Name of Authorized Signatory


                                           -------------------------------------
                                              Street Address of Subscriber


                                           -------------------------------------
                                           City            State          Zip

Subscription Accepted by:

Enviro Industrial Technologies, Inc.


By:                                        Date:
   ------------------------------------          --------------------
     Teodosio V. Pangia
     Chairman

                SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
                    PARTNERSHIP, TRUST, AND JOINT PURCHASERS


         If the subscriber is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

         I. Certificate. The subscriber must date and sign the Certificate below, and, if requested by the Company, the subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, or (c) the trust agreement, as applicable.

         II. Subscription Agreement

                  A. Corporations. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

                  B. Partnerships. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words "general partner" below his signature.

                  C. Trusts. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word "trustee" below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

                  D. Joint Ownership. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement Signature Page.

                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,
                           TRUST, AND JOINT PURCHASERS

         If the subscriber is a corporation, partnership, trust, joint purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.




                                   CERTIFICATE

         I hereby certify that:

                           a. The subscriber has been duly formed and is validly
                  existing and has full power and authority to invest in Enviro Industrial Technologies, Inc.

                           b. The Subscription Agreement has been duly and
                  validly authorized, executed, and delivered by the subscriber and, upon acceptance by the Company, will constitute the valid, binding, and enforceable obligation of the subscriber.


         Dated:            , 2000
                 ----------         -------------------------------------------
                                    Name of corporation, partnership, trust or joint purchases (please print)


                                    -------------------------------------------
                                    Signature and title of authorized officer, partner, trustee, or joint purchaser